SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2006

Technology Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-115444	20-0987069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7311 W. Charleston Blvd Suite 110, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-228-7105

Medasorb Technologies, Inc. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2006, the Company changed its name from Medasorb Technologies, Inc. to Technology Holdings, Inc. in connection with a plan of merger with the Company’s wholly-owned subsidiary, Technology Holdings, Inc., a Nevada corporation. Pursuant to NRS 92A.180, 92A.200 and 92A.240, the Company filed Articles of Merger with the Nevada Secretary of State with an Effective Date of July 20, 2006 on the merger. Included in the Articles of Merger was an amendment to the Company’s Articles of Incorporation to effectuate the name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medasorb Technologies, Inc.

/s/ Sam Medley
Sam Medley

Date: July 21, 2006